UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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SCHEDULE 14A

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Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

Spectral AI, Inc.
(Name of registrant as specified in its charter)

_____________________________________________________________________
(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

C/O TABULATOR, P.O. BOX 8016, CARY, NC 27512-9903 matters! Your vote Scan QR for digital voting Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report on Form 10-K Spectral AI, Inc. Annual Meeting of Stockholders Tuesday, May 14, 2024 9:30 AM, Central Daylight Time Attend in person: 2515 McKinney Avenue, Suite 1000, Dallas, TX 75201 Attend virtually: www.proxydocs.com/MDAI You must register to attend the meeting online and/or participate at www.proxydocs.com/MDAI For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting go to www.proxydocs.com/MDAI To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before May 3, 2024. Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting To Be Held On May 14, 2024 For Stockholders of record as of March 25, 2024 To order paper materials, use one of the following methods. Internet: www.investorelections.com/MDAI Call: 1-866-648-8133 Email: paper@investorelections.com * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Your control number SEE REVERSE FOR FULL AGENDA Have the 12 digit control number located in the box above available when you access the website and follow the instructions. Copyright © 2024 BetaNXT, Inc. or its affiliates. All Rights Reserved

THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2, 3 AND 4 Spectral AI, Inc. Annual Meeting of Stockholders PROPOSAL 1. To elect six directors, each until the next Annual Meeting of Stockholders and until each of their respective successors have been duly elected and qualified. 1.01 Richard Cotton 1.02 Peter M. Carlson 1.03 J. Michael DiMaio 1.04 Martin Mellish 1.05 Deepak Sadagopan 1.06 Marion Snyder 2. To ratify the adoption of the Spectral AI, Inc. 2023 Long Term Incentive Plan. 3. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2024 fiscal year. 4. To authorize, for purposes of Nasdaq Marketplace Rule 5635, the reservation and issuance of shares of common stock of the Company, par value $0.0001 per share for sale to YA II PN, Ltd. pursuant to that certain Standby Equity Purchase Agreement, dated March 20, 2024 (the “Purchase Agreement”) at a purchase price per share as determined pursuant to the Purchase Agreement. 5. To transact any other business as may properly come before the meeting.